UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  October 29, 2007

CWABS Asset-Backed Certificates Trust 2007-13
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140960-09

CWABS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140960

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4596514
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

4500 Park Granada, Calabasas, California	91302
(Address of Principal Executive Offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (818)225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.	Other Events.

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), CWABS, Inc. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its CWABS Asset-Backed Certificates Trust 2007-13, Asset-Backed Certificates, Series 2007-13 (the “Certificates”).

Incorporation of Certain Documents by Reference

In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm of Financial Security Assurance Inc., to being named as “experts” and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates.  The consent of PwC is attached hereto as Exhibit 23.1.

The consolidated financial statements of Financial Security Assurance Inc. included in, or as exhibits to, the Form 10-K of Financial Security Assurance Holdings Ltd. (including the report dated March 29, 2007 relating to Financial Security Assurance Inc. and Subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, which appears as an exhibit to such Form 10-K) are incorporated by reference in the prospectus supplement relating to the Company’s Certificates, have been incorporated into the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWABS, INC. By: /s/ Elizabeth Chen Name: Elizabeth Chen Title: Senior Vice President

Dated:  October 30, 2007

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.